Share-based payments	3 Months Ended
Jan. 31, 2024
Text Block [Abstract]
Share-based payments
14.	Share-based payments
During the first quarter, the Bank granted 2,675,932 options with an exercise price of $59.99 per option and a weighted average fair value of $7.67 to select employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year. Options granted prior to December 2014 vest evenly over a four-year period.
The Bank recorded an increase to equity – other reserves of $10 million for the three months ended January 31, 2024 (January 31, 2023 – $9 million), as a result of equity-classified share-based payment expense.